SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

WESCO FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WESCO FINANCIAL CORPORATION

301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
(626) 585-6700

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 7, 2003

       The annual meeting of shareholders of Wesco Financial Corporation (“Wesco”) will be held at the University Club of Pasadena, 175 North Oakland Avenue, Pasadena, California, on Wednesday, May 7, 2003 at 3:30 p.m. for the following purposes:

1.	To elect seven directors to hold office until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed March 17, 2003, as of the close of business, as the record date for the determination of shareholders entitled to this notice and to vote at such annual meeting or any adjournment or adjournments thereof. A list of the shareholders as of such record date will be open to examination by any shareholder for any purpose germane to the meeting during ordinary business hours at Wesco’s principal office at 301 East Colorado Boulevard, Suite 300, Pasadena, California for a period of at least ten days prior to May 7, 2003.

      All shareholders are requested to complete, sign and date the enclosed form of proxy promptly and return it in the accompanying postage-prepaid, self-addressed envelope, whether or not they expect to attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted at the meeting.

By Order of the Board of Directors

Margery A. Patrick
Secretary

Pasadena, California

April 4, 2003

IMPORTANT

      Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed form of proxy and return it promptly in the enclosed envelope.

      Requests for additional copies of this combined Notice and Proxy Statement should be mailed to Margery A. Patrick, Secretary, Wesco Financial Corporation, at the above address, or faxed to her at (626) 449-1455.

      For directions to the annual meeting and nearby free parking, please refer to the back cover of this combined Notice and Proxy Statement or to the stub attached to the enclosed form of proxy, or contact Mrs. Patrick.

WESCO FINANCIAL CORPORATION

301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
(626) 585-6700

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 7, 2003

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WESCO FINANCIAL CORPORATION (“Wesco”) of proxies to be voted at the May 7, 2003 Annual Meeting of the Shareholders of Wesco. This Proxy Statement is expected to be mailed to shareholders on or about April 4, 2003, together with Wesco’s combined Annual Report to Shareholders and Annual Report to the Securities and Exchange Commission on Form 10-K for the calendar year ended December 31, 2002.

PROXIES AND REVOCATION

      The shares represented by each properly executed, unrevoked form of proxy received in time for the meeting will be voted in accordance with the instructions contained therein. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the meeting by filing with the Secretary of Wesco at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901, a written revocation or a properly executed proxy bearing a later date, or by voting in person at the meeting.

      Wesco intends to solicit proxies principally by the use of the mail. It will also request banks, brokerage firms and other custodians, nominees and fiduciaries to forward copies of the form of proxy and Proxy Statement to persons for whom they hold stock of Wesco and request authority for the execution of proxies. Wesco will reimburse such banks, brokerage firms, custodians, nominees and fiduciaries for their actual expenditures incurred in connection therewith at not higher than usual and customary rates; facsimile transmissions are not considered necessary, and expenditures related thereto will not be reimbursed. Officers of Wesco may solicit proxies to a very limited extent by telephone, but without incremental cost to Wesco, except for actual out-of-pocket communication charges, which are expected to be insignificant. Thus, the cost of soliciting proxies will be paid by Wesco.

ELECTION OF DIRECTORS

      At the annual meeting, the seven nominees for Director receiving the highest number of affirmative votes will be elected Wesco directors (“Directors”). Each elected Director shall serve until the election and qualification of his or her respective successor (expected to be at the annual meeting to be held in May 2004) or upon earlier resignation (not currently anticipated). Five of the nominees currently serve as Directors of Wesco, and two nominees are standing for election for the first time. Set forth below for each nominee is his or her principal occupation, business experience during the past five years, age, and certain other information.

CHARLES T. MUNGER, age 79, has been a Director of Wesco since 1973, and Chairman of the Board and Chief Executive Officer of Wesco since 1984. He has been Chairman of the Board of Blue Chip Stamps (“Blue Chip”) since 1976, having joined its board in 1969; Blue Chip, the parent of Wesco, is engaged in the trading stamp business. Since 1978, Mr. Munger has been Vice Chairman of Berkshire Hathaway Inc. (“Berkshire”), the parent of Blue Chip; Berkshire is engaged in the property and casualty insurance business and many other diverse businesses. Mr. Munger is Chairman of the Board of Daily Journal Corporation, publisher of specialty newspapers in California. He is also a director of Costco Wholesale Corporation, operator of a large chain of membership warehouses.

ROBERT H. BIRD, age 71, has been a Director of Wesco since 1989, and President of Wesco since 1992. He has served as President and a director of MS Property Company, a wholly owned Wesco subsidiary, since its activation in 1993. He has served as President of Blue Chip since 1987 and, prior thereto, served in various financial and other offices of Blue Chip after joining it in 1968. Mr. Bird has been a director of Blue Chip since 1978.

CAROLYN H. CARLBURG, age 56, has been a Director of Wesco since 1991. She is engaged in the practice of law under her own name, specializing in land use matters and business litigation. From 1997 through July 2001, she was Executive Director of the Center for Community & Family Services, Inc. (previously known as Community Housing Services, Inc.). Prior thereto, she practiced law under the name Carolyn H. Carlburg & Associates. She has been a director of MS Property Company since 1999.

ROBERT E. DENHAM, age 57, has been a Director of Wesco since 2000. He is a partner of Munger, Tolles & Olson LLP, a law firm which renders legal services for Wesco, Berkshire, and certain of their affiliates. In 1998, he rejoined that firm, with which he had been associated for twenty years, after serving Salomon Inc, a former investee of Berkshire, Wesco and several of their subsidiaries, in the following capacities: 1992 to 1997, Chairman and Chief Executive Officer of Salomon Inc; 1991 and 1992, general counsel of Salomon Inc and its investment banking subsidiary, Salomon Brothers. He is a director of Lucent Technologies, Inc., a telecommunications equipment manufacturer, U. S. Trust Corporation, a national investment management firm that also provides fiduciary and private banking services, and of Fomento Economico Mexicano, S.A. de C.V., a Mexico-based beverage and convenience store company whose ADRs trade on the New York Stock Exchange.

ROBERT T. FLAHERTY, age 65, is engaged in personal investments. From 1983 through 1996, he served as President of Flaherty & Crumrine Incorporated, a registered investment and commodities trading advisor. In addition, he served as a director of Flaherty & Crumrine Incorporated until 2002; he retired from that company in January 2003. During his affiliation with Flaherty & Crumrine Incorporated, Mr. Flaherty also served as Chairman, President and Chief Executive Officer of three of that company’s investment funds.

PETER D. KAUFMAN, age 48, is Chairman and Chief Executive Officer of Glenair, Inc., a privately held manufacturer of electrical and fiber optic components and assemblies for the aerospace industry. He has served in various capacities at that company since 1977.

ELIZABETH CASPERS PETERS, age 77, has been a Director of Wesco since 1959 except for the period 1961 to 1967. She is engaged in personal investments. She has been a director of MS Property Company since 1993.

EXECUTIVE OFFICERS

      In addition to Messrs. Munger and Bird, Wesco has two executive officers who are listed below. All officers are elected by the newly elected Directors to serve for the next twelve months or until their successors have been elected and qualified. Set forth below for each non-Director executive officer is his principal occupation, business experience during the past five years, age, and certain other information.

JEFFREY L. JACOBSON, age 55, has served as Vice President and Chief Financial Officer of Wesco since 1984. He has served MS Property as Vice President and Chief Financial Officer since 1993. He has served in various financial and other offices of Blue Chip since joining it in 1977 — currently he is Vice President and Chief Financial Officer — and has served as a Blue Chip director since 1987.

ROBERT E. SAHM, age 75, has, since 1971, served Wesco as Vice President in charge of building management and, ultimately, all real estate operations; prior thereto, he served as Building Manager from 1967. Since 1993, he has served MS Property Company as Senior Vice President in charge of property management, development and sales, and as a director.

VOTING SECURITIES AND HOLDERS THEREOF

      On March 17, 2003, the record date for determination of shareholders entitled to notice of and to vote at the annual meeting, a total of 7,119,807 shares of capital stock were outstanding. All information regarding stock ownership is given as of the close of business on that date, except as set forth on page 4. Shareholders have the right to elect Directors by cumulative voting in accordance with Wesco’s Bylaws: Each share has votes equal to the number of Directors to be elected (seven), and the votes may be cast for one candidate or distributed among two or more candidates. On all other matters, each share has one vote. Votes withheld as to specific Directors on forms of proxy are treated as votes cast in determining if a quorum is present to transact business but are excluded from the votes cast in favor of such Directors. Any portion of the shares held by a broker or other party that is not voted on an omnibus proxy is neither counted in determining if a quorum is present nor treated as votes cast for any purpose.

      The persons appointed by Wesco’s Board of Directors as proxies on the accompanying form of proxy have informed the Board of their intent to distribute, in such proportion as they see fit, the authorized votes represented by proxies (i) in favor of the election of the seven nominees named above, or (ii), in the event one or more of said nominees is or are unable to serve, for the remainder of the nominees named above supplemented by any substitute nominee or nominees selected by the Board.

      Blue Chip, a wholly owned subsidiary of Berkshire, owns 5,703,087 shares (80.1%) of Wesco capital stock. Warren E. Buffett, Chairman of the Board and Chief Executive Officer of Berkshire, has sole voting power with respect to 35.4% and shared voting power with respect to 2.6% of Berkshire’s common stock. Mr. Buffett may be deemed to be in control of Berkshire; and Mr. Buffett, as well as Berkshire, may be deemed to be in control of Blue Chip and Wesco. Charles T. Munger, Chairman of the Board of Wesco, is also Vice Chairman of the Board of Berkshire; he has sole voting power with respect to 1.2% of Berkshire’s common stock. Mr. Munger consults with Mr. Buffett with respect to Wesco’s investment decisions and major capital allocations. Although operating decisions for Wesco’s businesses are made by the managers of those business units, Mr. Buffett is President and a director of Wesco Holdings Midwest, Inc. (“WHMI”), a wholly owned subsidiary of Wesco, and a director of Wesco-Financial Insurance Company (“Wes-FIC”), Precision Steel Warehouse, Inc., and CORT Business Services Corporation, which are wholly owned subsidiaries of WHMI.

      Wes-FIC is headquartered in Omaha, Nebraska, where its business is administered by employees of wholly owned Berkshire insurance subsidiaries. From time to time, Berkshire has offered to Wes-FIC, and Wes-FIC (with Wesco’s concurrence) has accepted, retrocessions of portions of reinsurance contracts under arrangements described in Wesco’s 2002 Annual Report on Form 10-K (see page 9 for availability). Wesco’s and Wes-FIC’s boards believe all such retrocessions have been entered into at terms more favorable than Wes-FIC could have obtained elsewhere. In 2002, Berkshire subsidiaries received less than $1,000 in ceding commissions under such arrangements. Kansas Bankers Surety Company (“KBS”), wholly owned by

Wes-FIC, is supervised by Berkshire subsidiaries. KBS reinsures 50% of a layer of loss exposure with an unaffiliated reinsurer and the other 50% with a Berkshire subsidiary, on identical terms. In 2002 each was ceded $397,000 in premiums, and KBS recovered $965,000 in reinsured losses from each. A layer of losses above such layer is 30% retained by KBS; the other 70% was reinsured by the unaffiliated reinsurer in 2002 but is being reinsured by the Berkshire subsidiary in 2003. In addition to ceding commissions and ceded premiums, Berkshire subsidiaries in 2002 received $92,000 in administrative fees and expense reimbursements relative to Wes-FIC and KBS.

      Robert T. Flaherty, a nominee for Director, owns a significant portion of the stock of Flaherty & Crumrine Incorporated, which leases office space in a commercial office building owned by a subsidiary of Wesco. Terms of the lease are believed by Wesco’s management to be within the general market for such third-party leases. Wesco’s subsidiary received $61,350 under the lease during 2002.

      Berkshire’s principal executive offices are located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, which is also Mr. Buffett’s principal address. Blue Chip’s principal executive offices are located at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901.

      Blue Chip is the only company or person known to Wesco’s management to own beneficially 5% or more of its outstanding capital stock. Beneficial ownership of Wesco’s capital stock by Blue Chip and by all Directors, Director nominees and executive officers who own shares as of March 31, 2003 is set forth below.

	Amount and Nature
	of Beneficial		Percent
Name	Ownership(1)		of Class

Blue Chip Stamps	5,703,087	(2)	80.1%
Robert E. Denham	1,270	(3)	*
Peter D. Kaufman (Director nominee)	1,000		*
Elizabeth Caspers Peters	78,638	(4)	1.1
David K. Robinson	300		*
Robert E. Sahm	3,150		*
All current Directors and executive officers as a group	83,358	(3,4,5)	1.2

*	Less than 1%.

(1)	Beneficial owner has sole voting and investment power, and economic interest, except as indicated.

(2)	Voting and investment power may be deemed to be controlled by Berkshire and Warren E. Buffett by virtue of the relationships described on page 3.

(3)	Includes 270 shares held by Mr. Denham’s spouse, as to which Mr. Denham disclaims beneficial ownership.

(4)	Includes 16,843 shares held by a trust of which Mrs. Peters is a co-trustee with her children and income beneficiary.

(5)	Does not include the 5,703,087 shares (80.1%) held by Blue Chip, of which Wesco Directors Charles T. Munger and Robert H. Bird and Wesco Executive officer Jeffrey L. Jacobson are directors and executive officers.

REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP

      Section 16(a) of the Securities Exchange Act of 1934 requires Wesco’s executive officers and Directors, and persons who own more than ten percent of Wesco’s outstanding capital stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”), the American Stock Exchange (“AMEX”) and the Pacific Stock Exchange (“PSE”). Copies of all such Section 16(a) reports must be furnished to Wesco.

      Based solely on its review of the copies of such Section 16(a) reports received by it, or written representations from certain persons subject to Section 16(a) reporting that no such reports were required to be filed, Wesco believes that its executive officers, Directors, and beneficial owners of more than ten percent complied with all applicable filing requirements during 2002.

BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

      Charles T. Munger, Chairman of the Board of Wesco, is also Chairman of the Board of Blue Chip and Vice Chairman of the Board of Berkshire. Robert H. Bird, President of Wesco, is also a director of and President of Blue Chip. Jeffrey L. Jacobson, Vice President and Chief Financial Officer of Wesco, is also a director of Blue Chip as well as its Vice President and Chief Financial Officer.

COMMITTEES AND MEETINGS

      Wesco has a standing Audit Committee whose current members are Carolyn H. Carlburg (Chair), Robert E. Denham, James N. Gamble and David K. Robinson. The Wesco Board deems these members to be “independent” in accordance with AMEX regulations presently in force; the Board will revisit the question of independence when new regulations are promulgated by the SEC, the AMEX or the PSE directly or indirectly pursuant to the Sarbanes-Oxley Act of 2002 or otherwise. Following the annual meeting, it is expected that Director nominees Robert T. Flaherty and Peter D. Kaufman will serve on the Audit Committee in the place of James N. Gamble and David K. Robinson, who are not standing for reelection to the Board. Wesco believes that Messrs. Flaherty and Kaufman also qualify as “independent” in accordance with current AMEX regulations. Wesco does not have nominating, compensation, or other committees.

      During 2002, the Board of Directors held four regularly scheduled meetings and the Audit Committee held two meetings. No Director attended fewer than 75 percent of the combined total number of meetings of the Board of Directors and Audit Committee (if a member thereof) held during the year.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Directors who are not officers currently receive fees totaling $3,600 per year, plus $300 for each special meeting which they attend. The Chair of the Audit Committee currently receives fees totaling $1,800 per year, and other members $300 for each meeting attended.

      As mentioned above, Directors James N. Gamble and David K. Robinson are not standing for reelection to the Board. In appreciation and recognition of their long and distinguished service to Wesco, the Board voted at its March 2003 meeting to grant special Director Service Awards in the amount of $10,000 each to Messrs. Gamble and Robinson.

      The following table shows compensation paid by Wesco and its subsidiaries to its executive officers for the three years ended December 31, 2002.

		Annual Compensation
Name and Capacity
in Which Served	Year	Salary(1)	Bonus(2)

Charles T. Munger — Chairman of the Board and	2002	$—	$—
Chief Executive Officer of Wesco	2001	—	—
	2000	—	—
Robert H. Bird — President of Wesco and MS Property Company	2002	96,000	—
	2001	96,000	—
	2000	108,000	—
Jeffrey L. Jacobson — Vice President and Chief Financial	2002	180,000	—
Officer of Wesco and MS Property Company	2001	174,000	—
	2000	156,000	—
Robert E. Sahm — Vice President of Wesco and	2002	180,000	15,300
Senior Vice President of MS Property Company	2001	172,800	14,700
	2000	165,600	14,100

(1)	Messrs. Munger, Bird and Jacobson are employees of, and compensated by, Blue Chip but spend a portion of their time on the activities of Wesco and its subsidiaries. Figures shown for Messrs. Bird and Jacobson represent amounts paid to Blue Chip by Wesco or its subsidiaries for their services. Blue Chip was not compensated by Wesco or its subsidiaries for Mr. Munger’s services during the three-year period. Mr. Munger was paid a total of $100,000 by Blue Chip for each of the three years. Mr. Sahm is compensated by MS Property Company.

(2)	Mr. Sahm’s bonus is based on a length-of-service formula applicable to all employees of MS Property Company and is equal to one month’s salary.

REPORT ON EXECUTIVE COMPENSATION*

      Wesco’s program of executive compensation is believed different from most public corporations’ programs. Messrs. Munger, Bird and Jacobson are not employees of Wesco or a Wesco subsidiary, nor are they remunerated directly by Wesco or a Wesco subsidiary for their services. All three are employed by, and constitute the board of directors of, Blue Chip. Wesco and its subsidiaries reimburse Blue Chip for the services of Messrs. Bird and Jacobson based on Blue Chip’s cost of their compensation, including related taxes and benefits, and an estimate of the relative time each individual devotes to the business of each company. Wesco and its subsidiaries do not reimburse Blue Chip for Mr. Munger’s services.

      The Board of Directors of Wesco, at least annually, reviews and approves the compensation of, or any reimbursement to Blue Chip for, Wesco’s executive officers based on the recommendation of Mr. Munger. Factors considered by Mr. Munger are typically subjective and include individual performance, changes in responsibility and inflation. Neither the profitability of Wesco nor the market price of Wesco’s stock is considered in setting executive compensation.

*	Submitted by Wesco’s Board of Directors: Charles T. Munger, Robert H. Bird, Carolyn H. Carlburg, Robert E. Denham, James N. Gamble, Elizabeth Caspers Peters and David K. Robinson.

STOCK PERFORMANCE GRAPH

      The following graph compares the value at each subsequent yearend of $100 invested in Wesco capital stock on December 31, 1997 with identical investments in the Standard and Poor’s (“S&P”) 500 Stock Index and the S&P Property-Casualty Insurance Index, assuming reinvestment of dividends.

INDEPENDENT AUDITORS

      Representatives of Deloitte & Touche LLP (“Deloitte”), the independent public accounting firm selected by the Board of Directors upon recommendation of the Audit Committee, for Wesco and its subsidiaries for the years ending December 31, 2003 and 2002, are expected to be present at the May 7, 2003 annual meeting of shareholders. They will be given an opportunity to make a statement if they so desire and to respond to any appropriate questions.

      Wesco and its subsidiaries paid Deloitte $110,000 for audit services relating to the year 2002. No tax, information technology or other services were performed by Deloitte for Wesco or its subsidiaries.

AUDIT COMMITTEE REPORT*

      On May 3, 2000, Wesco’s Board adopted an Audit Committee Charter, which the Board believes still satisfies current AMEX requirements; the Board will again review the adequacy of the Charter when new regulations are promulgated by the SEC, the AMEX or the PSE directly or indirectly pursuant to the Sarbanes-Oxley Act of 2002 or otherwise. The Charter states that the Committee will assist the Board in fulfilling its oversight responsibilities by performing the following functions: monitoring the integrity of the financial reporting process and internal controls; monitoring the independence and performance of the independent auditors; and facilitating communication between the Board, management and the independent auditors.

      In performing the aforesaid functions for the year ended December 31, 2002, the Committee completed a number of procedures, including those specified in the Charter. In particular, the Committee:

•	Reviewed and discussed Wesco’s audited consolidated financial statements for the year 2002 with Wesco’s management and the independent auditors.

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants (“AICPA”).

•	Received the written disclosures and letter from the independent auditors required by Standard No. 1, Independence Discussions with Audit Committees, as supplemented, promulgated by the AICPA’s Independence Standards Board, and discussed with the independent auditors their independence.

      Based upon the reviews and discussions referred to above, and the report of the independent auditors, the Committee recommended to the Board that Wesco’s audited consolidated financial statements for the year 2002 be included in its Annual Report to Shareholders and its Annual Report to the Securities and Exchange Commission on Form 10-K, and the Board concurred.

*	Submitted by the Audit Committee of Wesco’s Board of Directors: Carolyn H. Carlburg (Chair), Robert E. Denham, James N. Gamble and David K. Robinson.

OTHER MATTERS

      As far as Wesco is aware, there are no matters to be brought before the May 7, 2003 annual meeting other than the election of Directors. Should any other matters come before the meeting, action will be taken thereon by the persons appointed as proxies on the accompanying form of proxy, or their substitutes, according to their discretion.

PROPOSALS OF SHAREHOLDERS FOR 2004 ANNUAL MEETING

      Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the annual meeting of shareholders expected to be held in May 2004 (the “2004 annual meeting”) must be received by Wesco by December 6, 2003. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders intending to present proposals at the 2004 annual meeting without having the proposals included in the proxy statement must notify Wesco of such intentions before February 20, 2004. After such date, Wesco’s proxy in connection with the 2004 annual meeting of shareholders may confer discretionary authority on the Board to vote on any such proposals. In addition, Wesco reserves the right, through its directors, officers or proxies, to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the applicable deadline and other requirements.

AVAILABLE INFORMATION

      Wesco has mailed its combined printed annual report and Form 10-K for the year 2002 to shareholders of record as of March 17, 2003. The exhibits to that report will be provided upon request and payment of copying charges. Requests for the exhibits or additional copies of the combined report should be directed to Margery A. Patrick, Secretary, Wesco Financial Corporation, 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901. The Form 10-K portion of the combined 2002 report is also available through the Securities and Exchange Commission’s website (sec.gov).

By Order of the Board of Directors

Margery A. Patrick
Secretary

Pasadena, California

April 4, 2003

WESCO FINANCIAL CORPORATION

Directions to Annual Meeting

Meeting — The annual shareholders’ meeting of Wesco Financial Corporation will be held at the University Club of Pasadena (the “University Club”), 175 North Oakland Avenue, Pasadena, California, at 3:30 p.m., on Wednesday, May 7, 2003.

Parking — Free parking for the shareholders’ meeting will be available in a large lot owned by the Women’s City Club one block to the east of the University Club. For faster parking, persons driving to the meeting are encouraged to go directly to the Women’s City Club lot and avoid the expected congestion in front of the University Club and in its parking lot. The entrance to the Women’s City Club lot is on the west side of Madison Avenue. Another lot to the north separates it from Walnut Street. The University Club is a short walk to the west, directly across Oakland Avenue from the Women’s City Club.

Map of area (not drawn to scale) —

PROXY

WESCO FINANCIAL CORPORATION

Proxy for Annual Meeting of Shareholders
May 7, 2003
This Proxy is Solicited on Behalf of the Board of
Directors

The undersigned hereby appoints CHARLES T. MUNGER and MARGERY A. PATRICK, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed on the other side hereof, all shares of capital stock of WESCO FINANCIAL CORPORATION held of record by the undersigned on March 17, 2003 at the annual meeting of shareholders to be held at the University Club of Pasadena, 175 North Oakland Avenue, Pasadena, California, on Wednesday, May 7, 2003 at 3:30 p.m., or at any adjournment or adjournments thereof.

(Continued and to be signed on the other side)

- FOLD AND DETACH HERE -

WESCO FINANCIAL CORPORATION

Directions to Annual Meeting

Meeting — The annual shareholders’ meeting of Wesco Financial Corporation will be held at the University Club of Pasadena (the “University Club”), 175 North Oakland Avenue, Pasadena, California, at 3:30 p.m., on Wednesday, May 7, 2003.

Parking — Free parking for the shareholders’ meeting will be available in a large lot owned by the Women’s City Club one block to the east of the University Club. For faster parking, persons driving to the meeting are encouraged to go directly to the Women’s City Club lot and avoid the expected congestion in front of the University Club and in its parking lot. The entrance to the Women’s City Club lot is on the west side of Madison Avenue. Another lot to the north separates it from Walnut Street. The University Club is a short walk to the west, directly across Oakland Avenue from the Women’s City Club.

Map of area (not drawn to scale) —

Please mark your votes as indicated in this sample.	☒

WESCO FINANCIAL CORPORATION

(Continued from the other side)

WITHHOLD
		FOR	AUTHORITY

1.	ELECTION OF DIRECTORS to serve until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified. The Proxies are directed to vote for all nominees listed at the right (except as marked to the contrary):	☐	☐

2.	OTHER MATTERS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

1. Charles T. Munger, 2. Robert H. Bird, 3. Carolyn H. Carlburg, 4. Robert E. Denham, 5. Robert T. Flaherty,
6. Peter D. Kaufman, 7. Elizabeth Caspers Peters

INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through his or her name above.

PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees listed in Proposal 1 or, in the event one or more of such nominees is unable to serve, any substitute nominees selected by the present Board of Directors.

Signature(s)	Date

Please sign exactly as name appears herein. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, an authorized officer such as the president should sign in full corporate name together with signature and title. If signing on behalf of a partnership, an authorized person should sign in full partnership name together with signature and position.

- FOLD AND DETACH HERE -